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PROXY

                        COEUR D'ALENE MINES CORPORATION

         400 COEUR D'ALENE MINES BUILDING, 505 FRONT AVENUE, P.O. BOX 1
                           COEUR D'ALENE, IDAHO 83814

                               COMMON STOCK PROXY

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS ON MAY 9, 2000, 9:30 A.M., LOCAL TIME


The undersigned appoints Dennis E. Wheeler or, in his absence, Geoffrey A. Burns, proxy of the undersigned, with full power of substitution, to vote all shares of Coeur d'Alene Mines Corporation common stock the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held May 9, 2000, or at any adjournment thereof, with all powers the undersigned would have if personally present. The shares will be voted as directed, and with respect to other matters of business properly before the meeting as the Proxies shall decide. If no decision is made, this Proxy will be voted FOR Proposals 1 and 2.


                          (CONTINUED ON REVERSE SIDE)




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                                                            Please mark
                                                            your votes like
                                                            this in blue or  [X]
                                                            black ink.



     THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR THE FOLLOWING PROPOSALS:

                                                                 WITHHOLD
                                         FOR                     AUTHORITY
                                   all seven nominees         to vote for all
                                   (except as marked to          nominees
                                   the contrary below)        listed at left

TO ELECT DIRECTORS C.D.ANDRUS,          [ ]                         [ ]
J.C. BENNETT, J.J. CURRAN,
J.A. McCLURE, R.E. MELLOR,
D.T. SALIDO, X.G.DE Q. TOPETE,
J.H. ROBINSON, D.E. WHEELER and
TIMOTHY R. WINTERER

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                                         FOR           AGAINST           ABSTAIN

2. TO RATIFY THE SELECTION               [ ]            [ ]                [ ]
   OF ARTHUR ANDERSEN LLP AS
   THE COMPANY'S INDEPENDENT
   PUBLIC ACCOUNTANTS FOR 2000

3. In their discretion, the Proxies
   are authorized to vote upon such
   other business as may come before
   the meeting.

                                  Dated:
                                        --------------------------------, 2000

                                  --------------------------------------------
                                  Signature of Stockholder

                                  --------------------------------------------
                                  Signature of Stockholder


                                  Sign exactly as your name appears hereon.

                                  When signing in a representative or
                                  fiduciary capacity, indicate the title.
                                  If shares are held jointly, each holder
                                  should sign.


PLEASE COMPLETE, SIGN, DATE AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED
                     POSTAGE-PAID ENVELOPE.



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